                                       EXHIBIT 99.1

[LOGO OF CBRL GROUP, INC.]	Post Office Box 787 Lebanon, Tennessee 37088-0787 Phone 615.443.9869

Contact: Lawrence E. White
Senior Vice President/ Finance and Chief Financial Officer
(615) 443-9869

CBRL GROUP FISCAL 2006 FOURTH QUARTER

CONFERENCE CALL ON THE INTERNET

LEBANON, Tenn. (Sept. 13, 2006) -- CBRL Group, Inc. (Nasdaq: CBRL) will provide an on-line, real-time Web-cast and rebroadcast of its fourth quarter and year-end earnings conference call on Tuesday, September 19, 2006. Company management will discuss financial results for the quarter ended July 28, 2006.

The live broadcast of CBRL Group’s quarterly conference call will be available to the public on-line at cbrlgroup.com or earnings.com on September 19, 2006, beginning at 11:00 a.m. (Eastern Time). The on-line replay will follow immediately and continue through September 26, 2006.

Headquartered in Lebanon, Tennessee, CBRL Group, Inc. presently operates 543 Cracker Barrel Old Country Store restaurants and gift shops located in 41 states and 142 company-operated and 25 franchised Logan’s Roadhouse® restaurants in 20 states.

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